RECENTLY ADOPTED AND ISSUED ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2025
Accounting Standards Update and Change in Accounting Principle [Abstract]
RECENTLY ADOPTED AND ISSUED ACCOUNTING STANDARDS	Accounting Standards Recently Adopted or Issued

Standards Adopted in 2025

In December, 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. These amendments require public business entities on an annual basis to disclose additional information in specified categories with respect to the reconciliation of the effective tax rate to the statutory rate for federal, state, and foreign income taxes. It also requires greater detail about individual reconciling items in the rate reconciliation to the extent the impact of those items exceeds a quantitative threshold. Additionally, the ASU requires information pertaining to taxes paid (net of refunds received) to be disaggregated for federal, state, and foreign taxes and further disaggregated for specific jurisdictions to the extent the related amounts are equal to or greater than 5% of total income taxes paid (net of refunds received). The amendments in this ASU are effective for annual periods beginning after December 15, 2024. The Company adopted ASU 2023-09 retrospectively in the current period. The adoption of this standard resulted in additional disclosures in the Company's Consolidated Financial Statements, but it did not materially impact the Company's results of operations.

In December, 2025, the FASB issued ASU No. 2025-08, Financial Instruments—Credit Losses (Topic 326): Purchased Loans, which allows entities to apply the gross-up approach in ASC 326 to all purchased seasoned loans, not just loans classified as PCD. The gross-up approach requires an entity to record an ACL at the acquisition date offset by an addition to the amortized cost basis of the asset.

Prior to the issuance of this ASU, the ACL for non-PCD assets was separately recorded through provision expense at the acquisition date. Since acquired financial assets are initially recognized at fair value, which would include both interest and credit valuation adjustments, this effectively resulted in a “double count” of the expected credit loss for non-PCD assets on their acquisition date, which was captured as a Day 1 provision expense on the financial statements.

The new standard is effective for fiscal years beginning after December 15, 2026; however, First Financial elected to early adopt the new standard in the fourth quarter of 2025 with the initial application utilized for the Westfield acquisition. As such, the Company recorded a $23.7 million increase to the ACL with a corresponding increase to Goodwill to account for the expected losses on loans acquired from Westfield. Absent early adoption, First Financial would have recorded approximately
$3.0 million of reserves on PCD balances with a corresponding offset to Goodwill; the remaining $20.6 million of expected credit losses on non-PCD balances would have been recognized through provision expense.

Standards Adopted in 2024

In March, 2023, the FASB issued ASU No. 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting
for Investments in Tax Credit Structures Using the Proportional Amortization Method, that was intended to improve the accounting and disclosures for investments in tax credit structures. The ASU allowed reporting entities to elect to account for qualifying tax equity investments using the proportional amortization method, if certain conditions are met, regardless of the program giving rise to the related income tax credits.

The amendments became effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. First Financial adopted this standard on a modified retrospective basis, resulting in amended disclosures in the
Company's Consolidated Financial Statements, but not materially impacting the Company's results of operations. The Company recorded a net increase to retained earnings of $0.6 million as of January 1, 2024 for the cumulative effect of adopting this guidance.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments are intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss, provide new segment disclosure requirements for entities with a single reportable segment, and contain other disclosure requirements. The ASU applies to all public entities that are required to report segment information in accordance with ASC 280. The amendments in ASU 2023-07 became effective for all public entities for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The adoption of this standard resulted in amended disclosures in the Company's Consolidated Financial Statements, but did not impact the Company's results of operations.

Standards Issued But Not Yet Adopted
In September, 2025, the FASB issued ASU 2025-06, Intangibles – Goodwill and Other -- Internal-Use Software (Subtopic 350-40): Targeted Improvements to the Accounting for Internal-Use Software. The final rule removes all references to project stages throughout ASC 350-40 and clarifies that costs may begin to be capitalized once management has authorized the project and it is probable that the project will be completed and the software will be used to perform the function intended. The guidance specifies that the property, plant and equipment disclosure requirements under ASC 360-10 apply to all capitalized software costs accounted for under ASC 350-40, regardless of how the costs are presented in the financial statements. Entities will be required to disclose the capitalized internal-use software balance and accumulated amortization at the balance sheet date, the amortization for the period and a general description of the method used in computing amortization. The amendments in this ASU are effective for annual periods beginning after December 15, 2027 and interim periods within those years. The adoption of this standard will result in additional disclosures in the Company's Consolidated Financial Statements, but it is not expected to materially impact the Company's results of operations.